Interest-Bearing Loans and Borrowings	6 Months Ended
Jun. 30, 2026
Disclosure Of Detailed Interest Bearing Loans And Borrowings Abstract
Interest-bearing Loans and Borrowings

Note 19. Interest-bearing Loans and Borrowings

	June 30, 2026	December 31, 2025
Non-current interest-bearing loans and borrowings
Nordic Bonds	173,353	182,783
Total non-current interest-bearing loans and borrowings	173,353	182,783

Current interest-bearing loans and borrowings
Convertible Notes	336,364	333,145
Nordic Bonds	3,647	4,276
Liabilities to credit institutions	4,401	2,845
Total current interest-bearing loans and borrowings	344,412	340,266
Total	517,765	523,049

As of June 30, 2026, interest-bearing loans and borrowing amounted to $517.8 million and was related to the Nordic Bonds, the Convertible Notes, and utilized amounts on the CMB Credit Facility (each as defined below). As of December 31, 2025, interest-bearing loans and borrowing amounted to $523.0 million and was related to the Nordic Bonds, the Convertible Notes, and utilized amounts on the CMB Credit Facility (each as defined below).

Nordic Bonds

On September 30, 2025, the Company issued SEK denominated senior secured floating rate bonds (the “Nordic Bonds”) under the terms and conditions entered into by the Company with Nordic Trustee & Agency AB (publ) on September 29, 2025. The Nordic Bonds had an initial issue amount of SEK 1,700 million (equivalent of $180.9 million) and a tenor of four years, subject to certain early redemption features. Following the satisfaction of certain conditions, the proceeds from the Nordic Bonds were released to the Company from escrow on October 3, 2025, and used to prepay the Term Loan B Credit Agreement in full, repurchase and cancel certain of the U.S. Notes (as defined below) and pay related transaction costs. The Nordic Bonds accrue interest at an interest rate equal to 3-month STIBOR plus 7.00 per cent. per annum applied to the nominal amount of the Nordic Bonds. The material terms of the Nordic Bonds include, among other things, (i) a mandatory total redemption of the Nordic Bonds on or before June 14, 2028 unless certain thresholds in respect of repurchase of Convertible Notes have been meet prior to March 14, 2028, (ii) a requirement to maintain cash and cash equivalent investments equal to the interest payable under the Nordic Bonds for the next three interest periods, (iii) a debt incurrence test which applies in respect of any subsequent tap issues under the terms of the Nordic Bonds or other indebtedness which ranks pari passu with the Nordic Bonds or is subordinated to the Nordic Bonds, (iv) a distribution incurrence test (total net leverage ratio of the Group shall be equal to or less than 2.75:1, pro forma for the payment) which applies in respect of certain distributions by the Company to its shareholders, including dividends, and (v) other negative covenants such as restrictions on indebtedness, liens and asset disposals. As of June 30, 2026, the Group had SEK 1,719 million (equivalent of $176.9 million) outstanding under the Nordic Bonds, including accrued interest. As of December 31, 2025, the Group had SEK 1,716 million (equivalent of $187.1 million) outstanding under the Nordic Bonds, including accrued interest.

Currency Risk (Transaction Risk)

The Nordic Bonds are denominated in SEK and the issuer within the Group is Oatly Group AB (publ) with a functional currency of USD. The Group is therefore exposed to currency risk USD/SEK and if the rate would increase/decrease by 10% the impact on loss before tax for six months ended June 30, 2026, would be $15.8 million.

Interest Rate Risk

The Group is exposed to interest rate risk that arises from the Nordic Bonds that carry an interest of STIBOR 3M. To manage the risk the Group has entered into interest rate cap for a partial amount of SEK 850 million of the Nordic Bonds. The cap is 1.95% and has a maturity of 3 years (September 2028). The effect from increase in basis points is limited due to the cap that economically hedges the Nordic Bonds. If variable interest increased by 100 basis points the impact on loss before tax for six months ended June 30, 2026, would be $0.4 million. If variable interest decreased by 100 basis points the impact on loss before tax for the six months ended June 30, 2026, would be $0.9 million.

Liabilities to Credit Institutions

On March 19, 2025, the Group’s indirect subsidiary Oatly Shanghai Co., Ltd. entered into a new RMB 30.0 million (equivalent of $4.2 million) working capital credit facility with China Merchants Bank Co., Ltd. Shanghai Branch (the “CMB Credit Facility”). Individual utilizations under the CMB Credit Facility are subject to the lender’s approval, and are available for one year, are unsecured, and includes creditor protection in the form of, among other things, representations, covenants (including negative pledge, restrictions on borrowings, investments and dispositions by Oatly Shanghai Co., Ltd., distributions by Oatly Shanghai Co., Ltd. and entry into transactions with its affiliates) and events of default. As of June 30, 2026, the Group had utilized loan amounts of RMB 30.0 million (equivalent of $4.4 million) under the CMB Credit Facility. As of December 31, 2025, the Group had utilized loan amounts of RMB 20.0 million (equivalent of $2.8 million) under the CMB Credit Facility.

On September 30, 2025, the Company entered into a SEK 750 million (equivalent to $79.8 million) super senior revolving credit facility agreement with JP Morgan, Nordea and Rabobank (the “SSRCF”), which came into effect on October 3, 2025. The existing Sustainable Revolving Credit Facility Agreement (the “SRCF”) was cancelled, terminated and replaced by the SSRCF. The SSRCF has a committed tenor of two years and six months, with an uncommitted option to extend by an additional 15 months, and an initial margin of 4.00% p.a. (subject to leverage-based adjustments). Furthermore, it includes the following financial covenants: (i) tangible solvency ratio, (ii) minimum EBITDA (which ceases to apply following the third quarter of 2027), (iii) minimum liquidity (which ceases to apply following the third quarter of 2027), and (iv) total net leverage ratio (which commences to apply in respect of the LTM period ending on 30 September 2027). Moreover, the terms and conditions of the SSRCF contain certain negative covenants such as restrictions on dividends, indebtedness, liens, investments, acquisitions and asset disposals. Subject to certain exceptions, the payment of dividends by the Company generally requires that the total net leverage ratio of the Group is equal to or less than 3.50:1 (pro forma for the payment). The SSRCF is sustainability-linked and the margin is subject to certain adjustments based on performance against three key performance indicators: (i) reduction of greenhouse gas emissions in production, (ii) reduction of water withdrawal in production and (iii) increase of percentage of women in team manager positions. As of June 30, 2026, the Group had access to $74.4 million in undrawn SSRCF commitments.

Convertible Notes

On March 23, 2023 and April 18, 2023, the Company issued $300 million aggregate principal amount of 9.25% Convertible Senior PIK Notes due 2028 (the notes issued on March 23, 2023, the “U.S. Notes” and the notes issued on April 18, 2023, the “Swedish Notes” and, together with the U.S. Notes, the “Original Convertible Notes” and the Original Convertible Notes, together with the HH Notes (as defined below), the “Convertible Notes”). The U.S. Notes and the Swedish Notes have substantially identical economic terms.

Certain of the Company’s existing shareholders, Nativus Company Limited, Verlinvest S.A. (“Verlinvest”) and Blackstone Funds, purchased $200.1 million aggregate principal amount of the Swedish Notes and other institutional investors purchased $99.9 million aggregate principal amount of the U.S. Notes. The investors paid an aggregate purchase price of $291 million, reflecting an original issue discount of 3%.

The Convertible Notes bear interest at a rate of 9.25% per annum, payable semi-annually in arrears in cash or in payment-in-kind, at the Company’s option, on April 15 and October 15 of each year, beginning on October 15, 2023. The Convertible Notes will mature on September 14, 2028, unless earlier converted by the holders or required to be converted, repurchased or redeemed by the Company. The Original Convertible Notes were convertible at the option of each holder at an initial conversion price of $2.41 per ordinary share or per ADS, subject to customary anti-dilution adjustments and conversion rate resets. On March 23, 2024, the conversion price of the Original Convertible Notes was reset to $1.81 in accordance with the terms thereof.

On February 18, 2025, the Company completed a ratio change whereby the ratio of the Company’s ADSs to ordinary shares was changed from one ADS representing one ordinary share to one ADS representing twenty ordinary shares (the “ADS Ratio Change”). As a result of the ADS Ratio Change, the conversion price of the U.S. Notes was proportionately adjusted from $1.81 to $36.20. The conversion price of the U.S. Notes was reset again on March 23, 2025, to $27.20.

Because the Swedish Notes are convertible into ordinary shares rather than ADSs, the ADS Ratio Change did not affect the conversion price and conversion rate of the Swedish Notes. In order to ensure that the holders of the Swedish Notes remain in the same economic position as before the ADS Ratio Change and to preserve economic equivalency of the Swedish Notes with the U.S. Notes and the HH Notes, the Company, in accordance with the terms and conditions of the Swedish Notes (the “Swedish Terms”), will interpret the definition of “Daily VWAP” therein to assume the trading price of 1/20 of an ADS. The conversion price of the Swedish Notes was reset again on March 23, 2025, to $1.36.

The Company may require conversion of the Convertible Notes if the last reported sale price of the Company’s ADSs equals or exceeds 200% of the applicable conversion price (in the case of the Swedish Notes, the definition of “Last Reported Sale Price” is interpreted to equal 1/20 of an ADS) on any 45 trading days during any 90 consecutive day period beginning on or after the third anniversary of the issuance of the U.S. Notes (with respect to the U.S. Notes and the HH Notes) and the Swedish Notes (with respect to the Swedish Notes).

On April 18, 2023, the Company, Oatly AB, Oatly Inc. and other parties entered into an intercreditor agreement (the “Prior Intercreditor Agreement”) which includes customary ranking, enforcement and turnover provisions intended to govern the relationship between the creditor groups and which affects the Convertible Notes. On September 30, 2025, the parties to the Prior Intercreditor Agreement entered into the New Intercreditor Agreement which replaced the Prior Intercreditor Agreement. The New Intercreditor Agreement contains substantially similar ranking, enforcement and turnover provisions as the Prior Intercreditor Agreement in relation to the Convertible Notes.

On May 9, 2023, the Company entered into an agreement with an affiliate of Hillhouse Investment Management Ltd. (“Hillhouse”) to sell an additional $35 million in Convertible Senior PIK Notes due 2028 (the “HH Notes”), resulting in approximately $34 million in financing after reflecting an original issue discount of 3%. The economic terms of the HH Notes are substantially identical to the economic terms of the U.S. Notes, except (i) that the HH Notes were convertible at Hillhouse’s option at an initial conversion price of $2.52 per ADS, representing an approximate 17% premium to the last reported sale price of the Company’s ADSs on the Nasdaq Global Market on May 8, 2023, and (ii) with respect to the specified prices in connection with the conversion rate resets of the HH Notes. On March 23, 2024, the conversion price of the HH Notes was reset to $1.89 in accordance with the terms thereof. As a result of the ADS Ratio Change, the conversion price of the HH Notes was proportionately adjusted from $1.89 to $37.80. The conversion price of the HH Notes was reset again on March 23, 2025, to $28.20.

In addition, on May 9, 2023, one of the existing holders of Swedish Notes and an affiliate of one of the Company’s shareholders, Verlinvest, agreed to sell and Hillhouse agreed to purchase from Verlinvest $15 million aggregate principal amount of Swedish Notes (the “Resale Notes”). The purchase and sale of the HH Notes and the Resale Notes closed on May 31, 2023. The HH Notes are also subject to the New Intercreditor Agreement.

The terms of the Convertible Notes contain covenants limiting the Company’s ability to incur additional debt other than certain debt permitted under the original form of the terms and conditions of the Nordic Bonds, issue preferred stock, and incur convertible debt or subordinated debt, in each case without the consent of the holders of a majority of the Convertible Notes (as determined pursuant to the terms of the applicable Convertible Notes).

On October 3, 2025, the Company completed a series of privately negotiated repurchases and cancellations of an aggregate amount of $42.9 million U.S. Notes in exchange for $24.6 million in cash and 898,134 ADSs.

For details on the fair value on Convertible Notes, see Note 13 Fair Value of Financial Instruments.